U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 17, 2004

                            RELIV INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                      1-11768                        37-1172197
(State or Other               (Commission File Number)       (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)

   136 Chesterfield Industrial Blvd., Chesterfield, MO         63005
   (Address of Principal Executive Offices)                    (Zip Code)

                                 (636) 537-9715
              (Registrant's Telephone Number, including Area Code)

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Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.       Exhibit
      -----------       -------

      99 Press Release dated March 17, 2004, captioned: Reliv International 2003 Net Profits Grow 74 Percent, on a 20 Percent Increase in Net sales Compared to 2002

Item No. 12 - Results of Operations and Financial Condition

      On March 17, 2004, Reliv' International, Inc. issued a press release reporting earnings and other financial results for its year ending December 31, 2003. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Reliv International, Inc.
                                                    (Registrant)


Date: March 24, 2004                      By: /s/ Stephen M. Merrick
                                              ---------------------------------
                                              Stephen M. Merrick, Senior Vice
                                              President